YieldStreet Prism Fund Inc.

Consolidated Schedule of Investments

March 31, 2023 (Unaudited)

NON-AFFILIATED INVESTMENTS	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
UNSECURED DEBT - 5.23%(c)
Supply Chain Finance - 5.23%(b)(e)
Raistone Purchasing LLC - First Brands T7(i)	N/A	N/A	05/03/2023	$2,232,077	$2,206,246
Raistone Purchasing LLC - First Brands T8(i)	N/A	N/A	06/07/2023	2,200,372	2,147,510
Raistone Purchasing LLC - First Brands T9(i)	N/A	N/A	06/21/2023	2,199,350	2,135,816
Total Supply Chain Finance					6,489,572

Total Unsecured Debt (Cost $6,402,363)					6,489,572

EQUITY – 7.71% (c)
Residential Real Estate - 7.71%(e)
Urban Standard Capital, LLC	N/A	N/A	N/A	6,709,309	6,570,166
Urban Standard Capital, LLC	N/A	N/A	N/A	3,000,000	3,000,000
Total Residential Real Estate					9,570,166

Total Equity (Cost $9,709,309)					9,570,166

CORPORATE BOND - 3.87% (c)
Commercial Real Estate - 3.87%
A10 Capital, LLC(a)	11.80%	1M SOFR (3.50% Floor) + 7.25%	03/01/2026	5,000,000	4,806,600
Total Commercial Real Estate					4,806,600

Total Corporate Bond (Cost $5,000,000)					4,806,600

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.60%(c)
Commercial Real Estate – 5.60%
ESA 2021 ESH B Mtge(a)	6.07%	1M SOFR + 1.38%	07/15/2038	3,641,197	3,528,805
GWT 2019-WOLF C Mtge(a)	6.57%	1M SOFR + 1.74%	12/15/2036	1,300,000	1,264,250
TTN 2021 - MHC A Mtge(a)	5.88%	1M US L + 1.10%	03/15/2038	2,247,129	2,158,649
Total Commercial Real Estate					6,951,704

Total Commercial Mortgage-Backed Securities (Cost $6,964,031)					6,951,704

FIRST-LIEN SENIOR SECURED TERM LOANS – 36.16%(c)
Auto - 2.42%(e)
Insurance - 2.42%
Everberg Capital, LLC(a)	13.17%	1M SOFR (1.00% Floor) + 8.50%	05/23/2028	3,000,000	3,000,000
Total Auto					3,000,000

Commercial Real Estate - 13.04%
Bridge - 3.21%(e) (f)
Invictus Real Estate Partners(a)	23.91%	1 M US L (0.25% Floor) + 16.51% Cash + 2.74% PIK	06/30/2023	$4,048,117	$3,982,618
Hotel - 5.81%
BIH Owner, LLC(f)	10.50%	7.00% Cash + 3.50% PIK	05/31/2023	2,212,225	2,212,225
Cottonwood Management, LLC(a)(e)	14.41%	1M SOFR (0.25% Floor) + 9.75%	02/07/2025	5,000,000	5,000,000
Land - 2.42%(a)(e)
iBorrow REIT, L.P. (a)	11.59%	Term SOFR (3.50% Floor) + 6.92%	05/31/2023	3,000,000	2,999,401
Shopping Centers - 1.61%
Avatar (SIC Leed Civic Plaza) TL	9.25%	9.25%	01/31/2025	2,000,000	1,992,416
Total Commercial Real Estate					16,186,660

Marine - 5.66%(e)
Chemical Tankers - 5.66%
Lomar Shipping Limited	9.25%	9.25%	01/31/2024	3,719,000	3,646,956
Lomar Shipping Limited	9.25%	9.25%	01/31/2024	3,445,000	3,378,350
Total Marine					7,025,306

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value

Residential Real Estate - 5.07%(e)
Condominium Inventory - 5.07%
Invictus Real Estate Partners(a)	17.88%	1M SOFR (0.10% Floor) + 13.13%	03/24/2024	6,952,060	6,298,341
Total Residential Real Estate					6,298,341

Technology – 4.67%
Software Development – 4.67%
STCM Three Colts Funding LLC(a)	14.00%	1M Prime Rate + 9.75% (12% Floor/14% Cap)	01/31/2026	5,800,000	5,800,000
Total Technology					5,800,000

Total First-Lien Senior Secured Term Loans (Cost $39,176,403)					38,310,307

INVESTMENTS IN INVESTEE FUNDS - 8.26%(e) Asset Management -2.77%
Owl Rock Capital Corporation (OWCC)	N/A	N/A	N/A	378,855	3,440,000
Total Asset Management					3,440,000

Legal - 5.48%
Insurance - 5.48%
9RPJ1 Partners, LP(d)	N/A	N/A	N/A	4,932,964	4,091,554
BWA20C	N/A	N/A	N/A	3,300,000	2,715,791
Total Legal					6,807,345

Total Investments in Investee Funds (Cost $9,959,936)					10,247,345

STRUCTURED NOTES - 4.37%(c)(g)
Bank of Montreal, Block Inc.	12.40%	N/A	12/29/2023	500,000	146,850
Bank of Montreal, Roku	17.20%	N/A	12/29/2023	500,000	244,500
Credit Suisse, Las Vegas Sands Corp.	11.00%	N/A	07/31/2023	500,000	493,400
Credit Suisse, Paycom Software, Inc.	12.40%	N/A	12/29/2023	500,000	411,800
Credit Suisse, Zillow Group, Inc.	11.50%	N/A	11/02/2023	500,000	228,050
Goldman Sachs, FedEx Corporation	11.00%	N/A	05/04/2023	500,000	455,805
Goldman Sachs, The Walt Disney Company	9.00%	N/A	05/04/2023	500,000	260,785
Goldman Sachs, Micron	12.30%	N/A	05/04/2023	500,000	477,910
Goldman Sachs, Citigroup	10.25%	N/A	05/04/2023	500,000	319,740
Goldman Sachs, Facebook, Inc.	10.00%	N/A	09/25/2023	500,000	314,708
JPMorgan, Generac Holdings, Inc.	13.25%	N/A	12/29/2023	500,000	165,500
Royal Bank of Canada, General Motors	9.75%	N/A	06/02/2023	500,000	319,150
The Toronto-Dominion Bank, Fortinet, Inc.	13.27%	N/A	12/29/2023	500,000	479,950
The Toronto-Dominion Bank, Western Digital Corporation	12.65%	N/A	06/19/2023	650,000	325,845
The Toronto-Dominion Bank, CrowdStrike Holdings, Inc.	12.85%	N/A	09/25/2023	500,000	283,050
UBS AG, Dow, Inc.	13.25%	N/A	09/25/2023	500,000	491,800
Total Structured Notes (Cost $8,150,000)					5,418,843

Total Non-Affiliated Investments (Cost $85,362,042)					81,794,537

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
PREFERRED EQUITY, AFFILIATED INVESTMENTS – 15.60%(c)
Aviation – 9.39%(l)
YS AVN-AVT V LLC	N/A	N/A	N/A	$11,542,862	$11,657,863
Total Aviation					11,657,863

Consumer - 2.14%(d)
EH YS Purchaser I LLC	N/A	N/A	N/A	2,657,887	2,657,887
Total Consumer					2,657,887

Residential Real Estate - 4.07%(e)
Multi-family - 4.07%
YS PE REQ I, LLC(j)	N/A	N/A	N/A	2,000,000	2,523,818
YS PP REQ II, LLC(k)	N/A	N/A	N/A	2,000,000	2,522,146
Total Residential Real Estate					5,045,964

Total Preferred Equity, Affiliated Investments (Cost $18,200,749)					19,361,714

	7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 21.63%(h)
SEI Government Fund, Class F (SEOXX)	3.14%	26,842,901	$26,842,901
Total Money Market Mutual Funds (Cost $26,842,901)			26,842,901

Total Investments - 103.12% (Cost $130,405,691)			$127,999,152
Liabilities in Excess of Other Assets - (3.12)%			(3,870,490)
Net Assets - 100.00%			$124,128,662

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

PRIME - 1D Prime Rate as of March 31, 2023 was 8.00%

1M US SOFR - 1 Month SOFR as of March 31, 2023 was 4.55%

1M US L - 1 Month LIBOR as of March 31, 2023 was 4.86%

(a)	Floating or variable rate investment. The rate in effect as of March 31, 2023 is based on the reference rate, as described above, plus the displayed spread as of the securities last reset date. The interest rate shown is the rate in effect as of year end and changes periodically.
(b)	Non-income producing security.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(d)	These investments have an unfunded commitment as of March 31, 2023.
(e)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.
(f)	Paid in kind security which may pay interest in additional par.
(g)	Contingent interest payment with respect to a review date only if the closing price of one share of the reference stock on that review date is greater than or equal to the interest barrier. If the closing price of one share of the reference stock on that review date is less than the interest barrier, no contingent interest payment will be made with respect to that review date. Accordingly, if the closing price of one share of the reference stock on each review date is less than the interest barrier, investors will not receive any interest payments over the term of the notes.
(h)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2023.
(i)	These investments are purchased at a discount and accrete to par at the date of the investments maturity at a 13% rate per annum.
(j)	Investment held through tax consolidated subsidiary YS PP REQ I, LLC.
(k)	Investment held through tax consolidated subsidiary YS PP REQ II P, LLC.
(l)	Investment held through tax consolidated subsidiary YS-HP-S JV Corp.

Below is a summary of the fund transactions with its affiliates during the period ended March 31, 2023: Preferred Equity, Affiliated Investments

Name of Issuer	Fair Value as of December 31, 2022	Purchases	Sales	Net Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2023	Net Realized Gains (Losses)	Dividend Income
YS PE REQ I, LLC	$2,299,881	$–	$–	$223,937	$2,523,818	$–	$–
YS PE REQ II, LLC	2,507,899	–	–	14,247	2,522,146	–	–
YS AVN-AVT V	7,589,443	3,953,419	–	115,001	11,657,863	–	–
EH YS purchaser I, LLC	833,333	1,824,554	–	–	2,657,887	–	–
	$13,230,556	$5,777,973	$–	$353,185	$19,361,714	$–	$–

YieldStreet Prism Fund Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

1. Fair Value Measurement – The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined quarterly within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Quoted prices are available in active markets for identical investments as of the reporting date.

Level 2 – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments that would generally be included in this category include publicly traded securities with restrictions on disposition, and certain convertible securities; and

Level 3 – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments is determined using valuation methodologies that consider a range of factors, including but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, valuations for comparable companies, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. The inputs to determine fair value require significant judgment. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed. Investments that are included in this category generally are privately held debt, equity, and certain convertible securities.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the three months ended March 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. Money market fund investments are valued at the reported net asset value per share. If and when market quotations are unavailable or are deemed not to represent fair value, the Adviser will develop models to determine the fair value. An independent valuation firm reviews the valuation quarterly from the Adviser and develops their own appraisals to assist the Audit Committee and Board of Directors in determining fair value. The Board of Directors is fully responsible for approving the fair values based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	The quarterly valuation process begins with each investment being initially valued by the Internal Valuation Group of the Advisor.

2.	The asset class team covering each of these investments and/or the Director of Portfolio Management & Restructuring review and approve the valuations before they are submitted to the Internal Valuation Committee for further review.

3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing the Adviser’s internal valuations for the largest investments with total current fair value greater than or equal to 3% of the Fund’s Net Asset Value (as of the previous quarter), and then providing an assessment of the Adviser’s internal values.

4.	The Audit Committee of the Board of Directors reviews the valuations of the Adviser and the valuations prepared by the independent valuation firm and responds, if warranted, to the valuation’s recommendation of the independent valuation firm.

5.	The Board of Directors discusses valuations and determines in good faith the fair value of each investment in the portfolio based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

6.	Generally, new private investments purchased within 45 business days before the valuation date are held at the recent transaction price and not valued by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

The process above does not apply when the vendor price has been determined to be indicative of fair value. If there is a market dislocation, the Internal Valuation Committee will reconvene to revisit valuations intra quarter as needed.

Investments for which market quotations are not readily available are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the three months ended March 31, 2023, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.

The fair value of investments in investment partnerships, managed funds, and other investment funds (“Investee Fund(s)”) is generally determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies in accordance with ASC 946.. In order to use the practical expedient, the Adviser has internal processes to independently evaluate the fair value measurement process utilized by the underlying investee fund to calculate the Investee Fund’s NAV. Such internal processes include the evaluation of the investee fund’s policies and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the investee fund’s audited financial statements and ongoing monitoring of other relevant qualitative and quantitative factors.

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of March 31, 2023 according to the fair value hierarchy:

Investments at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity	$–	$–	$9,570,166	$9,570,166
Unsecured Debt	–	–	6,489,572	6,489,572
First-Lien Senior Secured Term Loans	–	–	38,310,307	38,310,307
Corporate Bonds	–	–	4,806,600	4,806,600
Commercial Mortgage-Backed Securities	–	–	6,951,704	6,951,704
Preferred Equity, Affiliated Investments	–	–	19,361,714	19,361,714
Structured Notes	–	–	5,418,843	5,418,843
Money Market Mutual Funds	26,842,901	–	–	26,842,901
Total	$26,842,901	$–	$90,908,906	$117,751,807
Investments measured at net asset value(a)				$10,247,345
Total Investments, at fair value(b)				$127,999,152

(a)	Investments valued using NAV as the practical expedient, an indicator of fair value.
(b)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Equity	Unsecured Debt	First Lien Senior Secured Term Loans	Commercial Mortgage- Backed Securities	Corporate Bond	Preferred Equity	Second Lien Senior Secured Term Loans	Structured Notes	Total
Balance as of December 31, 2022	$9,569,685	$10,267,566	$46,131,101	$-	$-	$13,230,556	$1,078,029	$5,608,080	$85,885,017

Accrued discount/ premium	-	357,860	161,621	-	-	-	-	-	(1,887,431)
Realized Gain/(Loss)	-	4,807	-	-	-	-	-	-	4,807
Return of Capital	-	-	-	-	-	-	-	-	-
Change in Unrealized Appreciation/(Depreciation)	481	85,863	(866,095)	(12,327)	(193,400)	343,984	-	960,763	319,269
Purchases	3,000,000	1,800,169	16,888,583	6,964,031	5,000,000	13,367,416	1,286,906	-	60,597,105
Sales Proceeds and Paydowns	(3,000,000)	(6,026,693)	(24,004,903)	-	-	(7,580,242)	(2,364,935)	(1,150,000)	(50,569,861)
Transfer into Level 3	-	-	-	-	-	-	-	-	-
Transfer out of Level 3	-	-	-	-	-	-	-	-	-
Balance as of March 31, 2023	$9,570,166	$6,489,572	$38,310,307	$6,951,704	$4,806,600	$19,361,714	$-	$5,418,843	$90,908,906
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2023	$481	$86,771	$(866,095)	$(12,327)	$(193,400)	$343,984	$-	$960,763	$320,177

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of March 31, 2023. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Unobservable Inputs	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range	Weighted Average (1)
Senior Secured First Lien Term Loan	$31,527,689	Income Approach	Discount Rate	9.58%-16.16%	12.28%
Senior Secured First Lien Term Loan	5,800,000	Recent Transaction	Recent Transaction Price	N/A	100.00%
Corporate Debt	11,758,304	Recent Transaction	Recent Transaction Price	$96.06-$97.25	$96.47
Unsecured Debt	6,489,572	Recent Transaction	Recent Transaction Price	N/A	100.00%
Preferred Equity	14,181,681	Income Approach	Discount Rate	9.70%-20.29%	12.27%
Preferred Equity	2,522,146	Income Approach	Discount Rate/Exit Cap Rate	N/A	20.91%/6.5%
Preferred Equity	2,657,887	Asset Based Approach	Recent Transaction Price	N/A	100.00%
Mezzanine Loan	3,982,619	Income Approach	Discount Rate	N/A	23.46%
Senior & Mezzanine Loan	6,570,166	Income Approach	Discount Rate	N/A	17.97%
Structured Notes	5,418,843	Market Approach	Comparable Multiple	$29.37-$98.68	$74.37
	$90,908,906

(a)	The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment.

The Fund utilized the yield analysis, asset-based approach, market comparable technique, and recent transaction price. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The Fund utilized the asset based approach technique to determine the fair value of certain Level 3 assets. The asset based approach technique is an analysis whereby the projected value of an asset is based on the value that can be recovered in the event of liquidation or winding down. The estimated recovery rate (“ERR”) is the rate the Fund is expected to recover of the investment at the conclusion of the recovery management process. This rate is based on an asset specific valuation framework that can utilize fair value of collateral, comparable transactions, discount cash flow analysis, and/or contingency based events.

If the Adviser determines, based on its own due diligence and investment monitoring procedures, that the reporting NAV of an Investee Fund does not represent fair value, the Adviser shall estimate the fair value in good faith and as determined under U.S. GAAP and approved policies and procedures. The Fund primarily uses comparable multiples for its structured notes which uses equity prices from brokers to determine the fair value. For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Restricted Securities: As of March 31, 2023, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of March 31, 2023, were as follows:

Security	% of Net Assets	Acquisition Date	Par Amount/ Shares	Cost	Value
BWA20	2.19%	6/17/2020	3,300,000	$2,602,576	$2,715,791
iBorrow REIT, L.P.	2.42%	9/8/2021	3,000,000	$3,000,000	$2,999,401
YS PE REQ I LLC	2.03%	1/7/2021	2,000,000	$2,000,000	$2,523,818
YS PE REQ II LLC	2.03%	2/2/2021	2,000,000	$2,000,000	$2,522,146
Urban Standard Capital	2.42%	9/8/2021	3,000,000	$3,000,000	$3,000,000
9RPJ1 Partners, LP	3.30%	1/8/2021	4,932,964	$3,917,361	$4,091,553
Invictus Real Estate Partners	3.21%	12/10/2021	4,048,117	$4,048,117	$3,982,619
Invictus Real Estate Partners	5.07%	3/25/2022	6,952,060	$6,952,060	$6,298,341
Raistone Purchasing, LLC	1.78%	11/3/2022	2,232,077	$2,094,254	$2,206,246
Raistone Purchasing, LLC	1.73%	12/8/2022	2,200,372	$2,062,639	$2,147,510
Raistone Purchasing, LLC	1.72%	12/27/2022	2,199,350	$2,065,384	$2,135,816
Cottonwood Management, LLC	4.03%	3/30/2022	5,000,000	$5,000,000	$5,000,000
Urban Standard Capital	5.29%	3/11/2022	6,709,309	$6,709,309	$6,570,166
Lomar Shipping Limited	2.72%	2/17/2022	3,445,000	$3,445,000	$3,378,350
Lomar Shipping Limited	2.94%	2/17/2022	3,719,000	$3,719,000	$3,646,956
Everberg Capital, LLC	2.42%	5/23/2022	3,000,000	$3,000,000	$3,000,000
Owl Rock Capital Corporation	2.77%	1/3/2023	378,855	$3,440,000	$3,440,000
Total	48.06%			$59,055,701	$59,658,713

2. Unfunded Commitments – The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. On March 31, 2023, the Fund had unfunded commitments shown below:

Investment	As Of March 31, 2023
9RPJ1 Partners, LP	$2,067,036
EH YS Purchaser I LLC	2,333,333